UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 2014

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 North Military Trail, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 447-2520

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 23, 2014, we issued a press release announcing our financial results for the three and nine months ended September 30, 2014. A copy of our press release announcing our earnings results for the three and nine months ended September 30, 2014 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The earnings press release furnished herewith contains financial measures that are not in accordance with generally accepted accounting principles in the United States of America (“GAAP”). For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated in accordance with GAAP in the statements of operations, balance sheets, or statements of cash flows of the company; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Pursuant to the requirements of Regulation G, Jarden Corporation (the “Company”) has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

To supplement our consolidated financial statements presented in accordance with GAAP, the Company uses non-GAAP measures of organic net sales growth, adjusted gross margin, adjusted selling, general and administrative expenses, segment earnings, adjusted net interest expense, adjusted income tax provision, adjusted net income and adjusted basic and diluted earnings per share. These non-GAAP measures are provided because management of the Company uses these financial measures in monitoring and evaluating the Company’s ongoing financial results and trends. Management uses this non-GAAP information as an indicator of business performance, and evaluates overall management with respect to such indicators. Additionally, the Company’s credit agreement provides for certain adjustments in calculations used for determining whether the Company is in compliance with certain credit agreement covenants, including, but not limited to, adjustments relating to non-cash impairment charges of goodwill, intangibles and other assets, certain restructuring costs, acquisition-related and other costs, non-cash purchase accounting adjustments, the elimination of manufacturer’s profit in inventory, Venezuela hyperinflationary and foreign exchange-related charges, non-cash stock-based compensation costs, loss on early extinguishment of debt, non-cash original issue discount amortization and other items, as applicable. These non-GAAP measures should be considered in addition to, not a substitute for, measures of financial performance prepared in accordance with GAAP.

Also attached to this Current Report on Form 8-K as Exhibit 99.2 is a reconciliation of certain non-GAAP financial measures anticipated to be discussed during our October 23, 2014 earnings conference call to the most directly comparable financial measure in accordance with GAAP. EBITDA is expected to be presented in the earnings conference call because the Company’s credit facility and senior subordinated notes contain financial and other covenants which are based on or refer to the Company’s EBITDA. Additionally, EBITDA is a basis upon which our management assesses financial performance and we believe it is frequently used by securities analysts, investors and other interested parties in measuring the operating performance and creditworthiness of companies with comparable market capitalization to the Company, many of which present EBITDA when reporting their results. Furthermore, EBITDA is one of the factors used to determine the total amount of bonuses available to be awarded to management and other employees. EBITDA is widely used by the Company to evaluate potential acquisition candidates. Adjusted EBITDA (as referred to as “Segment Earnings”), excluding adjustments relating to certain restructuring costs, acquisition-related and other costs, non-cash purchase accounting adjustments, the elimination of manufacturer’s profit in inventory, Venezuela hyperinflationary and foreign exchange-related charges, non-cash impairment charges of goodwill, intangibles and other assets, non-cash stock-based compensation costs, loss on early extinguishment of debt, non-cash original issue discount amortization and other items, as applicable, is expected to be presented in the earnings conference call because it is a basis upon which the Company’s management has assessed its financial performance in the years presented. Organic net sales growth, net sales growth excluding the impacts of foreign exchange, certain acquisitions and exited businesses from year over year comparisons, is expected to be presented in the earnings conference call because the Company believes this measure provides investors with a more complete understanding of the underlying sales trends by providing net sales on a consistent basis and it is one of the measures management of the Company uses to analyze operating performance. Additionally, the Company uses non-GAAP financial measures because the Company’s credit agreement provides for certain adjustments in calculations used for determining whether the Company is in compliance with certain credit agreement covenants, including, but not limited to, adjustments relating to non-cash impairment charges of goodwill, intangibles and other assets, certain restructuring costs, acquisition-related and other costs, non-cash purchase accounting adjustments, the elimination of manufacturer’s profit in inventory, Venezuela hyperinflationary and foreign exchange-related charges, non-cash stock-based compensation costs, loss on early extinguishment of debt, non-cash original issue discount amortization and other items.

The non-GAAP financial measures described above should be considered in addition to, but not as a substitute for, measures of financial performance prepared in accordance with GAAP that are presented in the earnings release.

The information in this Item 2.02 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

On October 23, 2014, the Company also issued a press release announcing that its Board of Directors had declared a three-for-two stock split (“Stock Split”) on the Company’s common stock to be effected in the form of a stock dividend of one additional share of common stock for every two shares of common stock, payable on or about November 24, 2014 to holders of record as of the close of business on November 3, 2014. A copy of the Company’s press release announcing the Stock Split is attached as Exhibit 99.3 and incorporated by reference herein. No fractional shares will be issued in connection with the Stock Split. In lieu of fractional shares, stockholders will receive a cash payment based on the average of the high and low sales prices of the common stock on the record date. Stockholders with shares held in book-entry form or through a bank, broker or other nominee are not required to take any action and will see the impact of the Stock Split reflected in their accounts after November 24, 2014. Beneficial holders may contact their bank, broker or nominee for more information.

In connection with the Stock Split, the Company hereby gives notice of the adjustment to the conversion rate for the Company’s (i) 1 7⁄8% Senior Subordinated Convertible Notes due 2018 (the “2018 Notes”) from 21.1727 shares of the Company’s common stock per $1,000 principal amount of 2018 Notes to 31.7591 shares of the Company’s common stock per $1,000 principal amount of 2018 Notes; (ii) 1½% Senior Subordinated Convertible Notes due 2019 (the “2019 Notes”) from 17.1054 shares of the Company’s common stock per $1,000 principal amount of 2019 Notes to 25.6581 shares of the Company’s common stock per $1,000 principal amount of 2019 Notes; and (iii) 1 1⁄8% Senior Subordinated Convertible Notes due 2034 (the “2034 Notes”) from 13.3583 shares of the Company’s common stock per $1,000 principal amount of 2034 Notes to 20.0375 shares of the Company’s common stock per $1,000 principal amount of 2034 Notes.

The information disclosed under this Item 7.01, including Exhibit 99.3 hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following Exhibits are furnished herewith as part of this report:

Exhibit	Description

99.1	Press Release of Jarden Corporation, dated October 23, 2014, with respect to our financial results for the three and nine months ended September 30, 2014 (furnished only).

99.2	Reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures (furnished only).

99.3	Press Release of Jarden Corporation, dated October 23, 2014, with respect to the announcement of the Company’s 3-for 2 stock split (furnished only).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2014

JARDEN CORPORATION

By:	/s/ James L. Cunningham III
Name: James L. Cunningham III
Title: Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release of Jarden Corporation, dated October 23, 2014, with respect to our financial results for the three and nine months ended September 30, 2014 (furnished only).

99.2	Reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures (furnished only).

99.3	Press Release of Jarden Corporation, dated October 23, 2014, with respect to the announcement of the Company’s 3-for 2 stock split (furnished only).